UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 17, 2022

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BCO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule
405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 17, 2022, the Board of Directors (the “Board”) of The Brink’s Company (the “Company”) approved the following changes to the Company’s leadership, which are consistent with the succession plan, previously disclosed on August 3, 2021, and effective immediately following the Company’s Annual Meeting of Shareholders on May 6, 2022 (the “Annual Meeting”):

•Mark Eubanks, the Company’s current Executive Vice President and Chief Operating Officer (“COO”), will become President and Chief Executive Officer (“CEO”) of the Company;
•Douglas A. Pertz will transition from President and CEO of the Company to Executive Chairman of the Board, provided that he has been re-elected as a director at the Annual Meeting; and
•Michael J. Herling will become Lead Director of the Board, provided that he has been re-elected as a director at the Annual Meeting.

On March 17, 2022, the Board also nominated Mr. Eubanks for election as a director at the Annual Meeting. Mr. Eubanks, 49, has served as the Company's Executive Vice President and COO since September 7, 2021. Previously, he served as President, Europe, Middle East and Africa for Otis Worldwide Corporation (NYSE:OTIS), the world’s leading elevator manufacturing, installation and service company, from April 2019 to September 2020. Prior to that, he served as Group President, Electrical Products, for Eaton Corporation (NYSE:ETN), a global power management company, from 2015 to 2019.

Additionally, on March 17, 2022, the Compensation and Human Capital Committee of the Board (the “Compensation Committee”) approved compensation for Mr. Eubanks as CEO in the form of an annualized 2022 base salary of $900,000 and a 2022 Brink’s Incentive Plan (“BIP”) annual incentive target of 115% of base salary, both to be prorated for time in the CEO role. The Compensation Committee also approved an annualized 2022 long-term incentive (“LTI”) opportunity for Mr. Eubanks in the amount of $4,315,000, to be prorated for time in the CEO role and considering the equity granted in February 2022 while serving as COO resulting in a March 2022 grant valued at $1,456,363 (and when combined with the February 2022 grant, results in total 2022 LTI opportunity of $3,556,363) in a mix of 50% internal metric performance share units (“IM PSUs”), 25% relative total shareholder return performance share units (“TSR PSUs”) and 25% restricted stock units (“RSUs”). The IM PSUs and TSR PSUs have a performance period from January 1, 2022 through December 31, 2024 and will vest in February 2025 and the RSUs will vest in three equal annual installments on each anniversary of the grant date.

Mr. Pertz, 67, has served as President and CEO of the Company since 2016. From April 2013 to May 2016, Mr. Pertz was the President and Chief Executive Officer of Recall Holdings Limited, a global provider of digital and physical information management and security services. Mr. Pertz has also served as Chief Executive Officer and Chairman of IMC Global (the predecessor company to The Mosaic Company), as Chief Executive Officer of Culligan Water Technologies and as a Group Executive at Danaher Corp. He currently serves as a member of the Board of Directors of Advance Auto Parts, Inc. (NYSE:AAP). Prior to joining the Company, Mr. Pertz served on the Board of Directors of Recall Holdings Limited, Nalco Chemical Company, The Mosaic Company and Culligan Water Technologies.

On March 17, 2022, the Compensation Committee also approved compensation for Mr. Pertz as Executive Chairman of the Board in the form of an annualized 2022 base salary of $750,000 and a 2022

BIP annual incentive target of 100% of base salary, both to be prorated for time in the Executive Chairman role. In addition, the Compensation Committee approved an annualized 2022 LTI opportunity for Mr. Pertz in the amount of $3,000,000, to be prorated for time in the role resulting in a 2022 LTI grant value of $1,972,500 in the form of RSUs that will vest on the anniversary of the grant date. The Compensation Committee replaced Mr. Pertz’s benefits under the Severance Pay Plan with cash severance benefits that, in the event of termination of employment without cause or for good reason (each as defined in the offer letter dated June 9, 2016 between the Company and Mr. Pertz), will compensate Mr. Pertz for any lost compensation opportunity for service that ends prior to May 6, 2023, including any remaining base salary, BIP payouts (at target or actual depending upon termination date), and the cash value of any 2023 LTI opportunity to the extent not granted prior to termination (each prorated for service in 2022 and 2023). The Compensation Committee approved a stock ownership guideline for the Executive Chairman of six times base salary as Executive Chairman.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 17, 2022, the Board approved amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”) to establish the positions and responsibilities of the Executive Chairman and Lead Director, to be effective May 6, 2022, immediately following the Annual Meeting.

This description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws (with deletions indicated by strikeout and additions indicated by underlined text), which is attached as Exhibit 3.2 and incorporated by reference into this Current Report on Form 8-K.

Item 8.01	Other Events.

On March 17, 2022, the Company issued a press release related to the leadership transition. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference into this Current Report on Form 8-K.

Item 9.01		Financial Statements and Exhibits.

(d)	Exhibits

	3.2	Amended and Restated Bylaws, to be effective May 6, 2022

	99.1	Press Release, dated March 17, 2022, issued by The Brink's Company

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BRINK’S COMPANY (Registrant)

Date: March 17, 2022	By:	/s/ Ronald J. Domanico
Ronald J. Domanico
Executive Vice President and Chief Financial Officer